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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2004

                        Commission File Number 000-31090


                             SYSTEMS EVOLUTION INC.
                           --------------------------
                           (Exact name of registrant)


                 IDAHO                              82-0291029
       ------------------------     ------------------------------------
       (State of incorporation)     (I.R.S. Employer Identification No.)


             10707 Corporate Drive, Suite 156, Stafford, Texas 77477
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (281) 265-7075
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         On September 24, 2004, Systems Evolution Inc. ("we" or the "Company") completed the acquisition of Duration Software, Inc. of Austin, Texas ("Duration"). Duration's primary focus is on custom applications and integration solutions for government and healthcare. Its core service offerings include:
Application Design and Development; Application Integration; Database Design, Development and Integration; Project and Contract Management; and Knowledge Transfer. Since inception in mid-1997, Duration has grown from a small startup into one of the most respected professional services firms in Texas, due largely to its commitment to create a company focused on exceptional client service and excellence in a clearly defined market niche.

         In connection with the acquisition of Duration from its five stockholders, we paid the selling stockholders $450,000 in cash, and issued them $300,000 aggregate principal amount of our non-interest bearing notes due February 1, 2007, and 15,000,000 shares of our common stock.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

         In connection with the acquisition of Duration, we issued to the five stockholders of Duration $300,000 aggregate principal amount of our non-interest bearing notes ("Notes"), due in three equal annual installments of principal, payable on February 1, 2005, February 1, 2006 and February 1, 2007 (maturity).

         Any such stockholder that voluntarily leaves the employ of the Company forfeits all future payments required under the terms of the Note held by that stockholder. The note payable due to David R. McCormick would decrease as follows should any selling stockholder voluntarily leave the employ of the
Company: by 28.057% for Mr. Montgomery; by 19.714% for Mr. Steinle; by 17.714% for Mr. Prevatt; and by 12.458% for Mr. Friesen, as to amounts have not been paid to that point in time.

         The Notes provide that if default be made in the payment when due of any part or installment of the Notes, then the whole sum of the principal will become immediately due and payable at the option of the holder thereof, without notice. Further, if the Company should at any time fail in business or become insolvent, or commit an act of bankruptcy, or if any writ of execution, garnishment, attachment, or other legal process is issued against any deposit account of or other property of the Company, or if any assessment for taxes against the Company, other than taxes on real property, is made by the federal or state government, or any department of the federal or state government, or if the Company fails to notify the holder of any Note of any material change in its financial condition, then and in such case all of the obligations of the Company will, at the option of the holder, become due and payable immediately without demand or notice.


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

Item 3.02.  Unregistered Sales of Equity Securities.

---------------- --------------------------------------- ----------------- ---------------- -------------------------
Date             Title and Amount*                       Purchaser          Underwriter       Total Offering
                                                                                              Price/
                                                                                              Underwriting Discounts
---------------- --------------------------------------- ----------------- ---------------- -------------------------
September 24,    Warrants to purchase an aggregate of    Financial               NA                  NA/NA
2004             200,000  shares of common stock         Consultant
---------------- --------------------------------------- ----------------- ---------------- -------------------------
September 24,    Warrants to purchase an aggregate of    Financial               NA                  NA/NA
2004             100,000 shares of common stock          consultant
---------------- --------------------------------------- ----------------- ---------------- -------------------------
September 22,    100,000 shares of common stock for      Equipment vendor        NA            $0.38 per share/NA
2004             the purchase of equipment
---------------- --------------------------------------- ----------------- ---------------- -------------------------
September 24,    15,000,000 shares of common stock       Stockholders of         NA            $0.15 per share/NA
2004             issued to the five stockholders of      Duration
                 Duration Software Inc. in connection    Software, Inc.
                 with its acquisition by the Company
---------------- --------------------------------------- ----------------- ---------------- -------------------------
September 24,    $300,000 principal amount of            Stockholders of         NA               $300,000/NA
2004             promissory notes due February 1,        Duration
                 2007, issued to the five stockholders   Software, Inc.
                 of Duration Software Inc. in
                 connection with its acquisition by
                 the Company
---------------- --------------------------------------- ----------------- ---------------- -------------------------

* The common stock, Notes and warrants listed in the table were issued to a limited number of investors and therefore the transactions were exempt from registration under Section 4(2) of the Securities Act, as transactions not involving any public offering.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit No.                         Description
    -----------                         -----------

       4.8 Form of Promissory Note due February 1, 2007 issued by Systems Evolution Inc. to the stockholders of Duration Software, Inc. in connection with the acquisition of Duration Software Inc.

      10.6 Acquisition Agreement, dated August 30, 2004, by and among the Company, Systems Evolution Inc., a Texas corporation, Duration Software, Inc. and the stockholders of Duration Software, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SYSTEMS EVOLUTION, INC.

Dated:  September 30, 2004                 By:  /s/ Robert C. Rhodes
                                           ---------------------------------
                                           Robert C. Rhodes
                                           Chief Executive Officer



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